Supplement dated October 14, 2016 to your Prospectus dated May 1, 2016, for the Pacific Destinations, Pacific Destinations B, and Pacific Destinations O-Series

variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Contract Prospectus dated May 1, 2016, as supplemented.

The purpose of this supplement is to announce a fund change.

On or about November 30, 2016, the following changes will be made to the GE Investments Funds, Inc. fund family:

The Board of Directors of the GE Investments Funds, Inc. approved a proposed rebranding of the fund company name and each of the underlying portfolios for vote by affected Contract Owners. If approved, on or about November 30, 2016, the fund company name GE Investments Funds, Inc. will be changed to State Street Variable Insurance Series Funds, Inc. and the fund name GE Investments Total Return Fund (Class 3) will be changed to State Street Total Return V.I.S. Fund (Class 3).

All references in the Contract Prospectus to the prior names are replaced with the new names referenced above.

The Investment Adviser subsection under the YOUR INVESTMENT OPTIONS section is amended to include the following:

SSGA Funds Management, Inc. is the investment adviser for State Street Variable Insurance Series Funds, Inc.

The second paragraph of the Service Arrangements subsection under the ADDITIONAL INFORMATION section is amended to include the following:

State Street Global Markets, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts.

Form No. EJNYSUP1016